Fees Summary	Aug. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 81,784,500.00
Previously Paid Amount	10,415.87
Total Fee Amount	12,521.48
Total Offset Amount	0
Net Fee	$ 2,105.61